UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

On February 25, 2010, Plains Exploration & Production Company (“PXP”) issued a press release announcing fourth quarter and full year 2009 results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. In connection with such release, PXP has prepared investor slides, which are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

Pursuant to Item 7.01, PXP is updating its operating and financial guidance for the year ended December 31, 2010.

The information presented herein under Item 2.02 and Item 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Statement Regarding Forward-Looking Statements

This Report on Form 8-K includes forward-looking information regarding PXP that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things:

•	reserve and production estimates,

•	oil and gas prices,

•	the impact of derivative positions,

•	production expense estimates,

•	cash flow estimates,

•	future financial performance,

•	planned capital expenditures, and

•	other matters that are discussed in PXP’s filings with the SEC.

These statements are based on our current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to our filings with the SEC for a discussion of these risks.

All forward-looking statements in this report are made as of the date hereof, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this report and our other filings with the SEC. Moreover, although we believe the expectations reflected in the forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as required by law, we do not intend to update these forward-looking statements and information.

Updated 2010 Guidance

Depreciation, depletion and amortization expense is expected to be $16.00 to $18.00 per BOE for 2010. In addition, capital spending is estimated to be $1.2 billion, including capitalized interest expense and general and administrative expense. The budget reflects additional spending on our Gulf of Mexico discoveries, Davy Jones and Lucius, and our Phobos and Blackbeard East exploration prospects.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported on the Current Report on Form 8-K filed February 12, 2010, the Organization & Compensation Committee of the Board of Directors of PXP approved and recommended to the full Board that Ms. Nancy I. Williams be appointed as Vice President—Accounting, Controller & Chief Accounting Officer, effective April 1, 2010, to replace Ms. Cynthia A. Feeback, who is retiring after 21 years with the Company and its predecessors. On February 23, 2010, the Board of Directors approved this appointment, effective April 1, 2010. The other relevant information required by this Item 5.02 was included in the February 12, 2010 Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit 99.1	Plains Exploration & Production Company press release dated February 25, 2010.

	Exhibit 99.2	Presentation dated February 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: February 25, 2010	/S/ CYNTHIA A. FEEBACK
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Plains Exploration & Production Company press release dated February 25, 2010.

Exhibit 99.2	Presentation dated February 2010.

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